UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2022

POWER REIT

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-36312

(Commission File Number)

45-3116572

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares	PW	NYSE (American)

7.75% Series A Cumulative Redeemable Perpetual Preferred Stock, Liquidation Preference $25 per Share	PW.A	NYSE (American)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events –

Update Regarding Marengo Township, Michigan Greenhouse Cultivation Facility

As previously announced, cannabis licensing at the Marengo Township greenhouse cultivation facility has been delayed based on a dispute with Marengo Township Building Official (“BO”). The BO has taken the position that changing the plant grown in the greenhouse to cannabis would require building permits and a Certificate of Occupancy for the existing structure which previously did not require any. On November 21, 2022, representatives of Power REIT met with the Marengo Township Construction Board of Appeals which has agreed to allow the project to proceed as follows:

-	The existing greenhouse portion of the facility was granted the following variances:

○	A variance from the Energy Code requirements
○	A variance from fire suppression consistent with the conclusion of the Michigan Bureau of Fire Services
○	A variance related to egress requirements consistent with the conclusion of the Michigan Bureau of Fire Services

-	Building permits may be required for modifications to the structure but not for the pre-existing structure itself

Based on the outcome of the CBA hearing, the project is now positioned to move forward with securing state and local cannabis licensing. We are working on a strategy related to seeking the required permits for some work that has been completed or is in process after which we would expect to receive a Certificate of Occupancy. We are also working on a strategy related to the overall path forward related to this project. There can be no assurance as to how long this process will take.

Update Regarding Portfolio

As previously disclosed, the wholesale prices for Cannabis in Colorado, California and Oklahoma continue to experience significant price compression which is having a negative impact on our portfolio. We will continue to work to try to maximize value from the existing portfolio despite these challenges.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit

10.1	Marengo Township Construction Board of Appeals Resolution Granting Variance
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER REIT

Date: November 23, 2022	By	/s/ David H. Lesser
David H. Lesser Chairman of the Board, Chief Executive Officer & Chief Financial Officer